Exhibit 10.6

SECURITY AGREEMENT

THIS SECURITY AGREEMENT (this “Security Agreement” or the “Agreement”) is made and entered into as of October 12, 2007 (the “Effective Date”) by and between PDG, P.A., a Minnesota professional association (“Debtor”); and Nick Swenson (“Swenson”), as agent for all “Investors” (as defined in the Note Purchase Agreement defined below) (individually, a “Secured Party” and collectively, the “Secured Parties”). All capitalized terms used in this Security Agreement and not otherwise defined shall have the respective meanings ascribed to them in the Note Purchase Agreement (as defined below).

1.             Creation of Security Interest; Term and Termination.

(a)           Debtor hereby grants to the Secured Parties a security interest with superior priority to all other security interests (except for the Permitted Liens as such term is defined in Section 4(b) below) in the Collateral described in Section 2 of this Security Agreement to secure the prompt and complete performance and payment of all of the obligations of Debtor under the Senior Secured Note Purchase Agreement dated September 26, 2007 by and between Debtor and the Secured Parties (the “Note Purchase Agreement”) and all obligations and indebtedness of Debtor arising from the Notes (the “Secured Notes”) issued to the Secured Parties by the Debtor pursuant to the Note Purchase Agreement, and all obligations of the Debtor under this Security Agreement, including, but not limited to, the obligations and indebtedness of Debtor to the Secured Parties described in Section 3 (the Note Purchase Agreement, the Secured Notes, and this Security Agreement are collectively referred to as the “Loan Documents”) (collectively, the “Indebtedness” or “Secured Obligations”).

(b)           This Security Agreement is subject to Section 5.1 of the Note Purchase Agreement. This Security Agreement, and the security interest granted hereby, shall terminate upon the full performance, payment and satisfaction of all of the Indebtedness, or with the written consent of a Majority in Interest of the Investors. Until termination of this Agreement, the Secured Parties’ security interest in the Collateral, and all proceeds and products thereof, shall continue in full force and effect.

2.             Collateral. In order to secure the payment when due of any and all Indebtedness, Debtor hereby pledges to the Secured Parties and grants to the Secured Parties a security interest in and to the following properties (collectively, the “Collateral”):

(a)           All of Debtor’s inventory (as defined in the Minnesota Uniform Commercial Code (the “UCC”)), both now owned and hereafter acquired, including, without limitation, all goods, merchandise, raw materials, goods in process, finished goods and other tangible personal property both now owned and hereafter acquired by Debtor and held for sale or lease or furnished or to be furnished under contracts of service or used or consumed in Debtor’s business, and all proceeds thereof and any products made or processed from such inventory, as well as all additions and accessions thereto and substitutions and replacements for any thereof;

(b)           All of Debtor’s tangible personal property, both now owned and hereafter acquired, including, without limitation, all equipment, consumer goods, furniture, fixtures, machinery, operating equipment, assembly and production equipment, engineering and electrical equipment, and all proceeds of any thereof, including, without limitation, all tapes, cards, computer runs and other papers and documents in the possession or under the control of the Debtor or any computer bureau or service company from time to time acting for the Debtor, as well as all additions and accessions thereto and substitutions and replacements for any thereof;

(c)           All of Debtor’s intangible personal property, cash on hand and cash in, and deposits with, banks or other financial institutions, whether now owned or hereafter acquired, including, without limitation, all accounts, chattel paper, documents, instruments and general intangibles, as those terms are defined in the UCC in the local law of the jurisdiction where the Collateral is located, as in effect on the date hereof, all contracts, shares of stock, bonds, notes, evidences of indebtedness and other securities, bills, notes and accounts receivable, interests in life insurance policies, trademarks, trade names, patents, patent rights, copyrights, claims, credits, choses in action, licenses, permits, franchises and grants;

(d)           All awards in respect of any “Taking” (as used herein, a “Taking” shall mean a taking, conveyance or sale of all or any part of the Collateral or any interest therein or right accruing thereto, as a result of, or in lieu or anticipation of, the exercise of the right of appropriation, confiscation, condemnation or eminent domain);

(e)           All rents, income and issues arising from or in connection with, and all proceeds of, any of the foregoing; and

(f)           All other real, personal and mixed (tangible and intangible) property of every character and wherever situated, now owned and hereafter acquired (other than property that may be held by Debtor pursuant to leases) by Debtor.

3.             Payment Obligations of Debtor.

(a)           Debtor shall pay to the Secured Parties any sum or sums due or which may become due pursuant to the Secured Notes in accordance with the terms of the Secured Notes and the terms of this Security Agreement and any and all renewals, rearrangements or extensions of the Secured Notes and all of the obligations under the Note Purchase Agreement.

(b)           Debtor shall account fully and faithfully to the Secured Parties for proceeds from disposition of the Collateral in any manner and, following an Event of Default (as defined below) hereunder, shall pay or turn over promptly in cash, negotiable instruments, drafts, assigned accounts or chattel paper, all of the proceeds from each sale to be applied to Debtor’s Indebtedness to the Secured Parties, subject, if other than cash, to final payment or collection.

(c)            Following an Event of Default hereunder or under the Secured Notes or under the Note Purchase Agreement, Debtor shall pay to the Secured Parties on demand all reasonable expenses and expenditures (including, but not limited to, reasonable fees and expenses of legal counsel) incurred or paid by the Secured Parties in exercising or protecting its interests, rights and remedies under this Security Agreement, plus interest thereon at the rate set forth in the Secured Notes.

4.             Representations, Warranties and Agreements of Debtor. Debtor represents and warrants to the Secured Parties the following; the following are modified by and subject to the Schedule of Exceptions attached to the Note Purchase Agreement:

(a)            All information supplied and statements made by Debtor in any financial, credit or accounting statement or provided to the Secured Parties prior to, contemporaneously with or subsequent to the execution of this Security Agreement are and shall be true, correct, complete, valid and genuine in all material respects as of the date made.

(b)           Except for the security interests granted in this Security Agreement and the Permitted Liens, no financing statement covering the Collateral or its proceeds is on file in any public office and there is no lien, security interest or encumbrance (“Lien”) in or on the Collateral. “Permitted Liens” shall mean (1) such Liens which arise in Debtor’s ordinary course of business and both (i) do not materially impair the Debtor’s ownership or use of the Collateral and (ii) are junior to and do not adversely affect the security interests granted hereunder to the Secured Parties, and (2) any senior lien permitted in connection with “Superior Debt” pursuant to Section 5.1 of the Note Purchase Agreement.

(c)          The location where Debtor maintains its chief executive office is 1835 County Road C-West, Suite 245, Roseville, Minnesota 55113-1343. The Debtor represents and warrants that it has no subsidiaries or other entities through which it operates its business.

(d)           The Collateral shall remain in Debtor’s possession or control, as applicable, at all times at Debtor’s risk of loss until as authorized in writing by the Secured Parties.

(e)            Until an Event of Default, Debtor may use the Collateral in any lawful manner not inconsistent with this Security Agreement or with the terms or conditions of any policy of insurance thereon. The Secured Parties’ security interest shall attach to all proceeds of sales, licenses and other dispositions of the Collateral.

(f)            Debtor will provide the Secured Parties with prior written notice of any change in the location of its chief executive office as set forth in Section 4(c) of this Security Agreement and of any change in the domicile of Debtor.

(g)          Debtor shall pay prior to delinquency all taxes, charges, Liens and assessments against the Collateral except those Debtor is contesting in good faith and for which adequate accruals have been made, and upon Debtor’s failure to do so after ten days’ prior written notice, the Secured Parties may, at the option of the Secured Parties, pay any of them and the Secured Parties shall be the sole judge of the legality or validity thereof and the amount necessary to discharge the same. Such payment shall become part of the Indebtedness secured by this Security Agreement and shall be paid to the Secured Parties by Debtor immediately and without demand, with interest thereon at the rate set forth in Section 3(c) hereof.

(h)           Debtor will have and maintain insurance at all times with respect to all Collateral against risks of fire, theft and such other risks as the Secured Parties may reasonably require (but in no event shall Debtor be obligated to insure such collateral in an amount greater than the replacement value thereof), including extended coverage, and in the case of motor vehicles, including collision coverage. Within ten (10) days after the date hereof, Debtor shall amend such insurance policies to contain a standard mortgagee’s endorsement providing for payment of any loss to the Secured Parties and to provide for ten (10) days’ written minimum cancellation notice to the Secured Parties. Within a reasonable time after execution of this Security Agreement, Debtor shall furnish to the Secured Parties evidence of compliance with the foregoing insurance provisions. After the occurrence and during the continuance of an Event of Default, the Secured Parties may (i) act as attorney for Debtor in obtaining, adjusting, settling and canceling such insurance and endorsing any drafts drawn by insurers of the Collateral, and (ii) apply any proceeds of such insurance which may be received by it in payment on account of the obligations secured hereby.

(i)             Debtor shall, at its own expense, do, make, procure, execute and deliver all agreements and assurances as the Secured Parties, may at any time reasonably request to protect, assure or enforce the Secured Parties’ interests, rights and remedies created by, provided in or emanating from this Security Agreement, including with respect to filings with the Patent and Trademark Office. Debtor will execute financing statements and take whatever other actions are reasonably requested by the Secured Parties to perfect and continue the Secured Parties’ security interests in the Collateral. After the occurrence and during the continuance of an Event of Default, upon the request of the Secured Parties, the Debtor will deliver to the Secured Parties, any and all of the documents evidencing or constituting the Collateral (if applicable), and the Debtor will note the Secured Parties’ interests upon any and all of such documents if not delivered to the Secured Parties for possession by it. Debtor hereby agrees that a carbon, photographic, photostatic or other reproduction of this Security Agreement or of a financing statement is sufficient as a financing statement where permitted by law.

(j)             Except in the ordinary course of business, Debtor shall not sell, lend, license, rent, lease or otherwise dispose of the Collateral or any interest therein except as authorized in this Security Agreement or in writing by the Secured Parties, which consent shall not be unreasonably delayed, conditioned or withheld, and Debtor shall keep the Collateral, including the proceeds thereof, free from unpaid charges, including taxes, and from Liens other than the Permitted Liens.

(k)            Debtor shall keep accurate and complete records of the Collateral and its proceeds.

(1)           Debtor is the owner of the Collateral free of all Liens, except for the Permitted Liens.

(m)          As to that portion of the Collateral which is accounts, Debtor represents, warrants and agrees with respect to each such account that:

(i)            The account arose from the performance of services by Debtor which have been performed or from the lease or the absolute sale of goods by Debtor in which Debtor had the sole and complete ownership, and the goods have been shipped or delivered to the account debtor.

(ii)           The account is not subject to any prior or subsequent assignment or Lien other than the Permitted Liens.

(iii)         The account is not subject to set-off, counterclaim, defense, allowance or adjustment other than discounts for prompt payment shown on the invoice, or to dispute, objection or complaint by the account debtor concerning its liability on the account, and the goods, the sale or lease of which gave rise to the account, have not been returned, rejected, lost or damaged.

(iv)          The account arose in the ordinary course of Debtor’s business. Debtor shall promptly give the Secured Parties written notice upon Debtor receiving actual notice of any bankruptcy or insolvency of any material account debtor.

(n)           All books or records relating to the Collateral are located at the Company’s chief executive office.

(o)           All of the Collateral is located in Minnesota.

(p)           No person or entity other than the Debtor, such as lessees, consignees, or warehousemen, has possession or is intended to have possession of any of the Collateral.

5.             Events of Default. Debtor shall be in default under this Security Agreement upon the happening of any condition or event set forth below (each, an “Event of Default”):

(a)           An Event of Default (as defined in the Secured Notes or the Note Purchase Agreement and subject to Secured Party’s right to increase the interest rate in lieu of repayment) or a material default under the Secured Notes or the Note Purchase Agreement, if such default shall continue unremedied for a period of ten (10) days following written notice of default by the Secured Parties to Debtor.

(b)           Default by Debtor in the punctual performance of any of the material obligations, covenants, terms or provisions contained or referred to in this Security Agreement, as amended, replaced or modified if such default shall continue unremedied for a period of ten (10) days following written notice of default by the Secured Parties to Debtor.

(c)           Any statement of the financial condition of Debtor or of any guarantor, surety or endorser of any liability of Debtor to a Secured Party submitted to a Secured Party by Debtor or any such guarantor, surety or endorser proves to be false in any material respect when made.

Debtor shall provide the Secured Parties with prompt written notice of any Event of Default, except for Events of Default arising out of Debtor’s failure to make any payments under the Secured Notes when due.

6.             Secured Parties’ Rights and Remedies.

(a)           Rights in Event of Default. In addition to any other rights which the Secured Parties may have at law or hereunder, upon the occurrence of an Event of Default, and at any time thereafter during the continuance thereof, the Secured Parties may:

(i)           Declare all obligations secured hereby immediately due and payable and the Secured Parties shall have the rights and remedies of a “secured party” under the applicable UCC, including, without limitation, the right to sell, lease or otherwise dispose of any or all of the Collateral and the right to take possession of the Collateral, and for that purpose the Secured Parties may enter any premises on which the Collateral or any part thereof may be situated and remove the same therefrom, so long as the same may be accomplished without a breach of the peace. The Secured Parties may require Debtor to assemble the Collateral and make it available to the Secured Parties at a place to be designated by the Secured Parties which is reasonably convenient to the Secured Parties and thereafter hold the Collateral absolutely free from any claim or right whatsoever, including any right or equity of redemption (statutory or otherwise) of the Debtor, and such demand, notice and right or equity being hereby expressly waived and released. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Secured Parties will send Debtor reasonable notice of the time and place of any public sale thereof or of the time after which any private sale or other disposition thereof is to be made. The requirement of sending reasonable notice shall be met if such notice is sent to Debtor at least ten (10) days before the time of the sale or disposition. Expenses of retaking, holding, preparing for sale, selling or the like shall include the Secured Parties’ reasonable fees and expenses (including, but not limited to, reasonable fees and expenses of legal counsel), and Debtor agrees to pay such reasonable fees and expenses, plus interest thereon at the rate set forth in Section 3(c) hereof. Debtor shall remain liable for any deficiency hereunder or under the Secured Notes;

(ii)           Notify the accounts of Debtor or obligors of any accounts, chattel paper, negotiable instruments or other evidences of indebtedness remitted by Debtor to the Secured Parties as proceeds to pay the Secured Parties directly;

(iii)          Execute, sign, endorse, transfer or deliver in the name of Debtor, notes, checks, drafts or other instruments for the payment of money and receipts, certificates of origin, applications for certificates of title or any other documents, necessary to evidence, perfect or realize upon the security interest and obligations created by this Security Agreement;

(iv)          Agree to discharge taxes and Liens at any time levied or placed on the Collateral, may pay for the insurance on the Collateral and may pay for the maintenance and preservation of the Collateral. Debtor agrees to reimburse the Secured Parties on demand for any payment made, or expense incurred by it pursuant to the foregoing authorization, plus interest thereon at the rate set forth in Section 3(c) hereof, and will indemnify and hold the Secured Parties harmless from and against liability in connection therewith; and

(v)          Remedy any default and may waive any default without waiving or being deemed to have waived any other prior or subsequent default.

(b)           Private Sale. The Secured Parties shall not incur any liability as a result of a private sale of the Collateral, or any part thereof, at any sale pursuant to this Section 6 conducted in good faith. Debtor hereby waives any claims against the Secured Parties arising by the reason of the fact that the price at which the Collateral may have been sold at such private sale was less than the price that might have been obtained at a public sale or was less than the aggregate amount of the Indebtedness, even if the Secured Parties accepts the first offer received and does not offer the Collateral to more than one offeree.

(c)           Deficiency. If the proceeds of sale, collection or other realization of or upon the Collateral pursuant to this Section 6 are insufficient to cover the costs and expenses of such realization and the payment in full of the Indebtedness, Debtor shall remain liable for any deficiency.

(d)           Ratable Treatment of Secured Notes. Debtor hereby acknowledges and agrees that in terms of payments in respect of the Secured Notes and from the proceeds of any Collateral, each Secured Party shall be treated ratably in accordance with its share (the “Pro Rata Share”) of the aggregate dollar amount outstanding under the Secured Notes at any given time based upon a fraction, (i) the numerator of which shall be equal to the outstanding dollar amount of the Secured Notes held by such Secured Party at such time and (ii) the denominator of which shall be equal to the aggregate dollar amount outstanding under all of the Secured Notes at such time. Debtor shall execute and deliver such additional documents and take such additional action as may be necessary or desirable in the reasonable opinion of the Secured Agent (as defined below), on behalf of the Secured Parties, to effectuate the provisions and purposes of the provisions of Section 7 hereof.

7.             Intercreditor Arrangement.

(a)            The Secured Parties agree (i) as to the certain rights and priorities of each with respect to the Secured Obligations and with respect to their respective liens upon and security interest in the Collateral and (ii) as to provide for the orderly sharing between the Secured Parties of the proceeds of such Collateral upon any foreclosure thereon or other disposition thereof, to the intercreditor arrangement set forth in this Section 7.

(b)           Payments Held in Trust/Turnover, Application of Payments.

(i)           In the event that any payment or distribution of assets of Debtor, whether in cash, property or securities, which is prohibited by any of the Loan Documents, shall be received by a Secured Party in contravention of such Loan Document, such payment or distribution shall be held in trust for the benefit of and shall be paid over to or delivered to the other Secured Parties for application in accordance with the terms hereof.

(ii)           All payments of principal, interest, fees and expenses after the issuance of the Secured Notes, and proceeds of the Collateral shall be apportioned ratably between the Secured Parties, in accordance with each Secured Party’s Pro Rata Share.

(c)            Permitted Liens and Relative Priorities. As between the Secured Parties, and notwithstanding the terms (including the description of Collateral), dating, execution, or delivery of any Loan Document; the time, order, method, or manner of granting, attachment or perfection of any Lien; the time of filing or recording of any financing statements, assignments, deeds of trust, mortgages, or any other documents, instruments, or agreements under the UCC or any other applicable law, and any provision of the UCC or any other applicable law to the contrary, the Secured Parties agree that Swenson (the “Secured Agent”), not individually but on behalf of all of the Secured Parties, shall have a Lien upon the Collateral.

For purposes of the foregoing allocation of priorities, any claim of a right to a setoff shall be treated in all respects as a security interest and no claimed right of setoff shall be asserted to defeat or diminish the rights or priorities provided for herein.

(d)           No Alteration of Priority. The Lien priorities provided in Section 7(c) hereof shall not be altered or otherwise affected by any amendment, modification, supplement, extension, renewal, restatement or refinancing of any of the Secured Obligations nor by any action or inaction which any Secured Parties may take or fail to take in respect of the Collateral. Each Secured Party consents to Debtor’s granting to each other Secured Party of the Liens reflected in Section 7(c) hereof.

(e)           Nonavoidability and Perfection. The provisions of this Section 7 are intended solely to govern the respective priorities as between the Secured Parties. Each Secured Party agrees that it will not directly or indirectly take any action to contest or challenge the validity, legality, perfection, priority, availability, or enforceability of the liens of the other Secured Party upon the Collateral or seek to have the same avoided, disallowed, set aside or otherwise invalidated in any judicial proceeding or otherwise. In the event that any Secured Party breaches or causes to be breached the terms of the preceding sentence, resulting (directly or indirectly) in the avoidance or imperfection of the Secured Agent’s Lien held on behalf of all of the Secured Parties in some or all of the Collateral, then the priority of the Lien of the Secured Parties in any such affected Collateral shall continue to be governed by the terms of Section 7(c) hereof irrespective of the avoidance or imperfection of the Secured Agent’s Lien held on behalf of all of the Secured Parties.

(f)           Management of Collateral. Notwithstanding anything to the contrary contained in any of the Secured Notes (with respect to provisions addressing management of Collateral only):

(i)            Until the Secured Obligations have been paid in full and subject to the remaining provisions of this Section 7: (i) the Secured Agent, on behalf of the Secured Parties, shall have the exclusive right to manage, perform, and enforce the terms of the Loan Documents with respect to the Collateral and to exercise and enforce all privileges and rights thereunder in its reasonable discretion and its exercise of its business judgment, including, without limitation, the exclusive right to enforce or settle insurance claims with respect to Collateral, take or retake control or possession of Collateral and to hold, prepare for sale, process, sell, lease, dispose of, or liquidate Collateral; (ii) the other Secured Parties shall not exercise or take any action in furtherance of the sale, foreclosure, realization upon, or the repossession or liquidation of any of the Collateral, including, without limitation: (A) the exercise of any remedies or rights of a “Secured Creditor” under Article 9 of the UCC, such as, without limitation, the notification of account debtors; (B) the exercise of any remedies or rights as a mortgagee or beneficiary (or by the trustee on behalf of the beneficiary), including, without limitation, the appointment of a receiver, or the commencement of any foreclosure proceedings or the exercise of any power of sale, including, without limitation, the placing of any advertisement for the sale of any Collateral; (C) the exercise of any remedies available to a judgment creditor; or (D) any other remedy available in respect of the Collateral available to the other Secured Parties under any of the Loan Documents (the “Secured Parties Remedies”) with respect to Collateral; and (iii) any and all proceeds of Collateral which shall come into the possession, control, or custody of any Secured Party will be deemed to have been received for the account of all of the Secured Parties, and, if not received by the Secured Agent, shall be immediately paid over to the Secured Agent for application in accordance with the provisions hereof. The other Secured Parties waive any and all rights to affect the method or challenge the appropriateness of any action by the Secured Agent with respect to the Collateral other than actions arising out of the willful misconduct of the Secured Agent, and waive any claims or defenses it may have against the Secured Agent, including any such claims or defenses based on any actions or omissions of any such person in connection with the perfection, maintenance, enforcement, foreclosure, sale, liquidation or release of any Lien therein, or any modification or waiver of the Loan Documents specifically relating to the management of the Collateral other than those arising out of the willful misconduct of the Secured Agent.

(ii)          The rights and priorities set forth in this Section 7 shall remain binding irrespective of the terms of any plan of reorganization in any proceeding commenced by or against Debtor under any provision of the United States Bankruptcy Code (11 U.S.C. § 101, et seq.), as amended, and any successor statute (the “Bankruptcy Code”) or under any other federal or state bankruptcy or insolvency law, including assignments for the benefit of creditors, formal or informal moratoria, compositions, extensions generally with its creditors, or proceedings seeking reorganization, arrangement, or other similar relief, and all converted or succeeding cases in respect thereof (the “Bankruptcy Case”) or other provisions of the Bankruptcy Code or any similar federal or state statute.

(g)           Sale of Collateral. Until the Secured Obligations have been paid in full: (a) only the Secured Agent on behalf of the Secured Parties shall have the right to restrict or permit, or approve or disapprove, the sale, transfer or other disposition of the Collateral; and (b) each other Secured Party will, immediately upon the request of the Secured Agent, release or otherwise terminate its Lien upon the Collateral, to the extent such Collateral is sold or otherwise disposed of by Debtor with the consent of the Secured Agent, and the other Secured Parties will immediately deliver such release documents as the Secured Agent may require in connection therewith, provided, that the proceeds of any given sale shall be applied to the Secured Obligations of each Secured Party in accordance with its Pro Rata Share. Debtor may rely on any consent granted by the Secured Agent as constituting the consent of all Secured Parties.

(h)           Sections 9-611 and 9-620 Notice and Waiver of Marshalling. Each Secured Party hereby acknowledges that this Security Agreement shall constitute notice of the other Secured Parties’ respective interests in the Collateral as provided by Sections 9-611 and 9-620 (provided that if the Secured Agent seeks to exercise any rights under Section 9-620, it shall provide the other Secured Parties with the notices required thereunder) of the UCC and each of the Secured Parties waives any right to compel the other Secured Parties to marshal any of the Collateral or to seek payment from any particular assets of Debtor or from any third party.

(i)             Bankruptcy Issues.

(i)           Except as provided in this Section 7(i), this Section 7 shall continue in full force and effect after the commencement of a Bankruptcy Case and shall apply with full force and effect with respect to all Collateral acquired by Debtor, and to each Secured Party’s Secured Obligations incurred by Debtor, subsequent to such commencement.

(ii)           If Debtor shall become subject to a Bankruptcy Case, the Secured Agent may permit the use of cash collateral or to provide post-petition financing to Debtor. No objection will be raised by the other Secured Parties to the Secured Agent’s motion for relief from the automatic stay in any proceeding under the Bankruptcy Code to foreclose on and sell the Collateral.

(iii)          In any Bankruptcy Case by or against Debtor:

(A)	The Secured Agent may, and is hereby irrevocably authorized and empowered (in its own name or in the name of the Secured Parties or otherwise), but shall have no obligation, to, (1) demand, sue for, collect and receive every payment or distribution in respect of the Secured Obligations and give acquittance therefor and (2) file claims and proofs of claim in respect of all of the Secured Obligations and take such other action (including, without limitation, voting all of the Secured Notes or enforcing any Lien securing payment of all of the Secured Obligations) as the Secured Agent may reasonably deem necessary or advisable for the exercise or enforcement of any of the rights or interests of the Secured Parties; and

(B)	The other Secured Parties will duly and promptly take such action as the Secured Agent may reasonably request (1) to collect the Secured Obligations and to file appropriate claims or proofs of claim with respect thereto, (2) to execute and deliver to the Secured Agent such powers of attorney, assignments or other instruments as the Secured Agent may reasonably request in order to enable it to enforce any and all claims with respect to, and any Liens securing payment of, the Secured Obligations, and (3) to collect and receive any and all payments or distributions which may be payable or deliverable upon or with respect to the Secured Obligations for application to the Secured Parties in accordance with this Security Agreement.

(j)             Notice of Default and Certain Events. Debtor and each Secured Party shall send written notice to the other Secured Parties upon the occurrence of any default or event of default under a Loan Document.

(k)           Bailment. With respect to any Collateral in which a security interest may be perfected under the UCC or other relevant law only by possession (“Possessory Collateral”), the Secured Agent will act as pledgeholder for the Secured Parties until the payment in full in cash of the Secured Obligations. The other Secured Parties acknowledge and agree that: (i) the Secured Agent makes no representation or warranty whatsoever as to the nature, extent, description, validity or priority of any Possessory Collateral or the Liens upon any Possessory Collateral; (ii) while any Possessory Collateral is held by the Secured Agent, the Secured Agent shall not have any liability to, and shall be held harmless by, the parties, for any losses, damages, claim, or liability of any kind to the extent arising out of the holding of such Possessory Collateral, other than losses, damages, claims, or liabilities arising out of the Secured Agent’s gross negligence, recklessness, or willful misconduct; (iii) the Secured Agent need not act as a pledgeholder for the other Secured Parties with respect to any Collateral in which a security interest may be perfected by means other than possession; (iv) the other Secured Parties shall immediately deliver to the Secured Agent any Possessory Collateral that is now or in the future comes into their possession to be held by the Secured Agent pursuant to the terms hereof; and (v) the priority of the Secured Parties’ Liens upon the Possessory Collateral shall be governed by the terms of this Security Agreement.

(1)           Authority of Agents/Trustees. Each of the Secured Parties agrees that any assignment or transfer of an interest in any of the Secured Obligations held by it shall be made expressly subject to the terms and conditions of this Security Agreement.

(m)          Successor Secured Agent. In the event the original Secured Agent hereunder is no longer able or qualified to serve as the Secured Agent hereunder, the Secured Parties may, by vote of a majority of their respective Pro Rata Shares, designate a successor who shall serve as the Secured Agent hereunder, with all rights, duties, indemnities and obligations of the original or any previous successor Secured Agent hereunder. Swenson as Secured Agent hereunder shall cease to be the Secured Agent hereunder if at any time Swenson’s Pro Rata Share (including the Pro Rata Share of any entities directly or indirectly controlled by Swenson) is less than twenty-five percent (25%), unless Swenson is thereafter confirmed or elected as Secured Agent by the Secured Parties, by vote of a majority of their respective Pro Rata Shares.

(n)           Subordination. Each Secured Party shall subordinate its rights under this Agreement to any lender issuing any “Superior Debt” as required by Section 5.1 of the Note Purchase Agreement

8.             Miscellaneous.

(a)           Notices. Any notice required or permitted by this Security Agreement shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified; (ii) when delivered by confirmed facsimile transmission if received during normal business hours of the recipient on a business day, or if not, then on the next business day; or (iii) one (1) business day after deposit with a nationally recognized overnight courier, specifying next business day delivery, with written verification of receipt. All communications shall be sent to the Debtor and the Secured Parties at the addresses set forth on Schedule 1 attached hereto or at such other address as the Debtor or such Secured Parties may designate by ten (10) days’ advance written notice to the other parties hereto.

(b)           Construction. “Secured Parties” and “Debtor,” as used in this instrument, include the administrators, successors, representatives, receivers, trustees and assigns of such party.

(c)           Headings. The headings appearing in this instrument have been inserted for convenience of reference only and shall be given no substantive meaning or significance whatever in construing the terms and provisions of this instrument.

(d)           Governing Law. The law governing this secured transaction shall be that of the State of Minnesota in force at the date of this instrument.

(e)           Further Assurances. All property acquired by Debtor after the date hereof shall, immediately upon the acquisition thereof and without further mortgage, conveyance or assignment, become subject to the lien of this Security Agreement as fully as though now owned by Debtor and specifically described herein. Nevertheless, Debtor will do all such further acts and execute, acknowledge and deliver all such further conveyances, mortgages, financing statements and assurances as the Secured Parties shall reasonably require for accomplishing the purposes of this Security Agreement.

(f)            Rights Cumulative; No Waiver. The rights and remedies of the Secured Parties hereunder are cumulative, and the exercise (or waiver) of any one or more of the remedies provided for herein shall not be construed as a waiver of any of the other rights and remedies of the Secured Parties. No delay on the part of the Secured Parties in the exercise of any power or right under this Security Agreement or under any other instrument executed pursuant hereto shall operate as a waiver thereof, nor shall a single or partial exercise of any power or right preclude other or further exercise thereof or the exercise of any other power or right.

(g)           Successors and Assigns. The rights and obligations of the Secured Parties and the Debtor hereunder may not be transferred or assigned by any party without the prior written consent of the Secured Parties and Debtor, except the Secured Parties may transfer or assign their rights and obligations under this Security Agreement to any assignee without such consent, and in such case the assignee shall be entitled to all of the rights, privileges and remedies granted in this Security Agreement to such Secured Parties, provided that the transfer is in connection with a concurrent assignment or transfer of the applicable Secured Note to such assignee and is permitted under or made in accordance with Section 8.4 of the Note Purchase Agreement; and in such event the Debtor will not assert any claims or defenses, other than a defense that it has performed its obligations under the Loan Documents, it may have against the Secured Parties against the assignee, except those granted in this Security Agreement. Any assignee of Debtor or a Secured Party shall agree in writing prior to the effectiveness of such assignment to be bound by the provisions hereof. All of the stipulations, promises and agreements in this Security Agreement made by Debtor shall bind the successors and assigns of Debtor, whether so expressed or not, and inure to the benefit of the successors and permitted assigns of Debtor and the Secured Parties.

(h)           Severability. If one or more provisions of this Security Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision(s) in good faith, in order to maintain or achieve the economic position enjoyed by each party as close as possible to that under the provision(s) rendered unenforceable. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision(s), then (i) such provision(s) shall be excluded from this Security Agreement, (ii) the balance of this Security Agreement shall be interpreted as if such provision(s) were so excluded and (iii) the balance of this Security Agreement shall be enforceable in accordance with its terms.

(i)            Amendment and Waiver. Any term of this Security Agreement may be amended or waived only with the written consent of the Debtor and the Secured Parties; any waiver by the Secured Agent shall be deemed a waiver by all Secured Parties. Any amendment or waiver effected in accordance with this Section 8(i) shall be binding upon the Debtor, the Secured Parties, and each transferee of the Secured Notes. Any waiver by the Debtor or the Secured Parties of a breach of any provision of this Security Agreement shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Security Agreement. The failure of the Debtor or the Secured Parties, to insist upon strict adherence to any term of this Security Agreement on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Security Agreement.

(j)            Entire Agreement. The Loan Documents constitute the full understanding between the parties hereto with respect to the subject matter hereof, and no statements, written or oral, made prior to or at the signing hereof shall vary or modify the terms hereof.

[Signature pages to follow]

IN WITNESS WHEREOF, the undersigned parties have executed this Security Agreement on and as of the Effective Date.

DEBTOR:

PDG, P.A,

By:
Name:
Title:

SECURED PARTIES:

NICK SWENSON, AS AGENT FOR ALL INVESTORS

Nick Swenson, agent

SCHEDULE 1

ADDRESSES FOR PARTIES

PDG, P.A.

________________

Minneapolis, MN ________

Facsimile:________________

Attention: CEO

with a copy to:

Todd I. Freeman, Esq.

Larkin Hoffman Daly & Lindgren Ltd.

Mailing Address:

7900 Xerxes Avenue South

Suite 1500

Minneapolis, MN 55431

Facsimile: (952) 896-3333

Nick Swenson

Facsimile:_______________

with a copy to:

Frank Vargas, Esq.

Renaissance Law Group, P.A.

Mailing Address:

3500 Vicksburg Lane N

#235

Plymouth, MN 55447

Facsimile: